As filed with the U.S. Securities and Exchange Commission on January 2, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

414-516-1645

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Item 1. Reports to Stockholders.

(a)

Roundhill Acquirers Deep Value ETF

Annual Report

August 31, 2023

Roundhill Acquirers Deep Value ETF

Ticker: DEEP

Roundhill Acquirers Deep Value ETF

Roundhill Acquirers Deep Value ETF

Letter to Shareholders
(Unaudited)

Dear DEEP Shareholders,

Thank you for your investment in Roundhill Acquirers Deep Value ETF (the “Fund” or “DEEP”). The information presented in this report relates to the operations of DEEP for the fiscal period from September 1, 2022 through August 31, 2023 (the “current fiscal period”).

As a reminder, the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Acquirers Deep Value Index (the “Index”). Acquirers Funds LLC (“Acquirers” or the “Index Provider”) begins its investment process with the “acquirer’s multiple,” the measure financial acquirers such as activists and buyout firms use to find potential targets. Acquirers takes a holistic approach to valuation, examining assets, earnings, and cash flows, to understand the economic reality of each company. An important part of this process is a forensic-accounting diligence of the financial statements, particularly the notes and management’s discussion and analysis, to find information that may impact investment decisions.

The Fund had positive performance during the current fiscal period. The market price for DEEP increased 10.24% and the NAV increased 10.18%, while the S&P 500® Index, a broad market index, increased 15.94% over the same period. The Fund’s Index returned 11.35%.

The Fund seeks to hold deeply undervalued, high-quality, small, and micro capitalization stocks. Small and micro-cap stocks underperformed large cap stocks as they have for many years. Deeply undervalued stocks, and higher quality stocks have slightly outperformed over the last twelve months. Together, the “size” factor saw the Fund underperform the larger indexes last year, but the “value” and “quality” factors saw the Fund outperform the small and micro indexes. We look forward to better, more consistent performance from undervalued, high-quality, small, and micro capitalization stocks.

For the current fiscal period, the best-performing constituents of the Fund were M/I Homes, Inc. (MHO), PROG Holdings, Inc. (PRG) and Natural Resource Partners LP (NRP).

For the current fiscal period, the worst-performing constituents of the Fund were GrafTech International, Ltd. (EAF), AMC Networks, Inc. (AMCX) and Valhi, Inc. (VHI).

The Fund commenced operations on September 22, 2014 and has 1,200,000 outstanding shares as of August 31, 2023.

We appreciate your investment in Roundhill Acquirers Deep Value ETF.

Roundhill Acquirers Deep Value ETF

Letter to Shareholders
(Unaudited) (Continued)

Sincerely,

J. Garrett Stevens
Chief Executive Officer
Exchange Traded Concepts, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value.

Free Cash Flow – a measure of performance calculated as operating cash flow minus capital expenditures.

Acquirers Deep Value Index – The Index tracks the performance of a portfolio of 100 of the most undervalued, fundamentally strong stocks drawn from the smallest 75% of stocks listed in the United States by market capitalization meeting certain liquidity thresholds. The Index identifies potentially undervalued stocks by using The Acquirer’s Multiple®, which is a valuation metric developed and published in 2014 by Tobias Carlisle, Managing Member of the Index Provider. The initial universe of stocks is then valued holistically—assets, earnings, and cash flows are examined—in accordance with the Index methodology to understand the economic reality of each stock. Each stock is then ranked on the basis of such valuation. Potential components are further evaluated using statistical measures of fraud, earnings manipulation, and financial distress. Each potential component is then examined for a margin of safety in three ways: (a) a wide discount to a conservative valuation, (b) a strong, liquid balance sheet, and (c) a robust business capable of generating free cash flows. Finally, a forensic-accounting due diligence review is performed, in accordance with the Index methodology, with respect to each remaining potential component’s financial statements, particularly with respect to the notes and management’s discussion and analysis. The Index is formed from the 100 highest ranked components that pass each stage. Each stock will be weighted to approximately 1% of the Index value at the time of each quarterly reconstitution of the Index.

Standard & Poor’s 500 (S&P 500® Index) – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Fund holdings are subject to change and are not a recommendation to buy or sell any security. For a complete listing of the Fund’s holdings please view the schedule of investments.

Roundhill Acquirers Deep Value ETF is distributed by Quasar Distributors, LLC.

Roundhill Acquirers Deep Value ETF

Performance Summary
(Unaudited)

Growth of $10,000

Average Annual Returns August 31, 2023	1 Year	3 Year	5 Year	Since Inception 9/22/2014
Roundhill Acquirers Deep Value ETF - NAV	10.18%	15.06%	1.88%	6.54%
Roundhill Acquirers Deep Value ETF - Market	10.24%	15.12%	1.89%	6.56%
Deep Value Index/Acquirers Deep Value Index(1)	11.35%	16.16%	2.65%	7.31%
S&P 500® Index	15.94%	10.52%	11.12%	11.63%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 22, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

(1)

Effective June 22, 2020, the Fund’s investment objective changed to track the performance, before fees and expenses, of the Acquirers Deep Value Index. Prior to June 22, 2020, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Deep Value Index. Performance shown for periods prior to June 22, 2020 is that of the Deep Value Index.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 31, 2022, is 0.80%. For performance information current to the most recent month-end, please call 1-800-617-0004.

Roundhill Acquirers Deep Value ETF

Portfolio Allocation
As of August 31, 2023 (Unaudited)

Sector	Percentage of Net Assets
Industrials	23.9%
Consumer Discretionary	23.8
Financials	15.0
Materials	8.7
Energy	7.9
Consumer Staples	7.6
Communication Services	4.5
Information Technology	3.9
Health Care	3.4
Real Estate	0.8
Short-Term Investments	0.3
Other Assets in Excess of Liabilities	0.2
100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Roundhill Acquirers Deep Value ETF

Schedule of Investments
August 31, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.5%
	Communication Services — 4.5%
34,519	AMC Networks, Inc. - Class A (a)	$401,801
48,469	EW Scripps Company (a)	370,303
53,166	Gray Television, Inc.	428,518
176,013	Lumen Technologies, Inc.	279,861
28,431	Sinclair, Inc.	358,799
		1,839,282
	Consumer Discretionary — 23.8%
4,157	America’s Car-Mart, Inc. (a)	462,716
11,672	Buckle, Inc.	426,495
14,129	Camping World Holdings, Inc. - Class A	349,410
14,396	Ethan Allen Interiors, Inc.	451,746
52,187	Garrett Motion, Inc. (a)	404,971
7,300	Green Brick Partners, Inc. (a)	361,058
19,281	Guess?, Inc.	463,901
13,829	Haverty Furniture Companies, Inc.	432,848
10,372	Hibbett, Inc.	480,327
4,054	Hovnanian Enterprises, Inc. - Class A (a)	481,777
18,577	JAKKS Pacific, Inc. (a)	365,595
5,064	M/I Homes, Inc. (a)	497,184
6,859	Malibu Boats, Inc. - Class A (a)	333,073
13,399	MasterCraft Boat Holdings, Inc. (a)	291,562
15,045	Movado Group, Inc.	411,481
9,499	ODP Corporation (a)	468,491
5,070	Patrick Industries, Inc.	424,055
31,603	Perdoceo Education Corporation	523,662
32,486	Sally Beauty Holdings, Inc. (a)	330,058
10,734	Standard Motor Products, Inc.	397,480
7,675	Sturm Ruger & Company, Inc.	395,876
12,291	Upbound Group, Inc.	376,350
59,197	WW International, Inc. (a)	574,803
		9,704,919
	Consumer Staples — 7.6%
31,857	Herbalife Nutrition, Ltd. (a)	478,492
4,693	Ingles Markets, Inc. - Class A	366,664

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Schedule of Investments
August 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.5% (Continued)
	Consumer Staples — 7.6% (Continued)
3,172	John B Sanfilippo & Son, Inc.	$318,310
4,817	Medifast, Inc.	406,266
11,832	Nu Skin Enterprises, Inc. - Class A	282,666
9,291	Seneca Foods Corporation - Class A (a)	448,384
6,486	USANA Health Sciences, Inc. (a)	416,985
5,940	Weis Markets, Inc.	385,328
		3,103,095
	Energy — 7.9%
16,208	Dorian LPG, Ltd.	418,166
72,658	Gran Tierra Energy, Inc. (a)	466,464
8,311	Natural Resource Partners LP - MLP	535,478
10,470	Teekay Tankers, Ltd. - Class A	425,920
98,173	VAALCO Energy, Inc.	406,436
9,241	Vital Energy, Inc. (a)	557,140
97,690	W&T Offshore, Inc. (a)	398,575
		3,208,179
	Financials — 15.0%
7,448	AMERISAFE, Inc.	385,806
11,381	Bancorp, Inc. (a)	417,797
17,588	Berkshire Hills Bancorp, Inc.	367,589
17,858	Brightsphere Investment Group, Inc.	369,839
13,490	Customers Bancorp, Inc. (a)	474,039
2,225	Diamond Hill Investment Group, Inc.	375,491
10,437	Employers Holdings, Inc.	409,444
46,958	Heritage Commerce Corporation	407,126
14,777	OFG Bancorp	445,674
5,527	PJT Partners, Inc. - Class A	436,578
7,030	Preferred Bank	436,633
11,982	PROG Holdings, Inc. (a)	410,983
16,588	South Plains Financial, Inc.	435,103
21,369	Virtu Financial, Inc. - Class A	400,455
26,530	Waterstone Financial, Inc.	329,237
		6,101,794

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Schedule of Investments
August 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.5% (Continued)
	Healthcare — 3.4%
14,134	Cross Country Healthcare, Inc. (a)	$364,092
36,122	Ironwood Pharmaceuticals, Inc. (a)	317,874
28,595	Pediatrix Medical Group, Inc. (a)	404,047
41,186	Zynex, Inc. (a)	317,132
		1,403,145
	Industrials — 23.9%
75,546	ACCO Brands Corporation	402,660
9,192	Apogee Enterprises, Inc.	463,828
9,972	Argan, Inc.	423,611
4,474	Barrett Business Services, Inc.	428,072
4,337	BlueLinx Holdings, Inc. (a)	387,121
42,648	CoreCivic, Inc. (a)	458,893
8,753	Eagle Bulk Shipping, Inc.	383,031
19,309	Ennis, Inc.	411,282
18,832	Euroseas, Ltd.	517,880
53,453	GEO Group, Inc. (a)	387,000
14,598	Global Industrial Company	493,996
21,007	Global Ship Lease, Inc. - Class A	405,435
79,519	GrafTech International, Ltd.	281,497
12,691	Insteel Industries, Inc.	441,012
47,441	Interface, Inc.	490,066
6,470	Kforce, Inc.	405,346
2,385	Preformed Line Products Company	404,234
24,773	Resources Connection, Inc.	384,229
118,395	Safe Bulkers, Inc.	380,048
34,369	Titan International, Inc. (a)	432,706
14,417	Titan Machinery, Inc. (a)	447,215
13,550	Universal Logistics Holdings, Inc.	367,476
3,225	Veritiv Corporation	542,864
		9,739,502

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Schedule of Investments
August 31, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.5% (Continued)
	Information Technology — 3.9%
37,241	Adeia, Inc.	$374,644
18,482	Hackett Group, Inc.	435,621
54,556	Immersion Corporation	382,983
16,963	Photronics, Inc. (a)	403,041
		1,596,289
	Materials — 8.7%
11,125	AdvanSix, Inc.	368,015
46,606	FutureFuel Corporation	329,970
11,610	Koppers Holdings, Inc.	444,547
38,394	LSB Industries, Inc. (a)	388,547
19,759	Myers Industries, Inc.	371,667
8,728	Olympic Steel, Inc.	467,123
10,235	Ryerson Holding Corporation	318,718
51,045	SunCoke Energy, Inc.	474,718
28,229	Valhi, Inc.	373,752
		3,537,057
	Real Estate — 0.8%
21,579	RE/MAX Holdings, Inc. - Class A	349,580

	TOTAL COMMON STOCKS (Cost $37,877,762)	40,582,842

	CONTINGENT VALUE RIGHTS — 0.0% (b)
	Materials — 0.0% (b)
17,062	Resolute Forest Products, Inc. (a)(d)(e)	171
	TOTAL CONTINGENT VALUE RIGHTS (Cost $46,067)	171

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Schedule of Investments
August 31, 2023 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.3%
145,482	First American Treasury Obligations Fund - Class X, 5.26% (c)	$145,482
	TOTAL SHORT-TERM INVESTMENTS (Cost $145,482)	145,482

	TOTAL INVESTMENTS — 99.8% (Cost $38,069,311)	40,728,495
	Other Assets in Excess of Liabilities — 0.2%	76,823
	NET ASSETS — 100.0%	$40,805,318

Percentages are stated as a percent of net assets.
MLP	Master Limited Partnership
(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Rate shown is the annualized seven-day yield as of August 31, 2023.
(d)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(e)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $171 which represents 0.00% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Statement of Assets and Liabilities
August 31, 2023

ASSETS
Investments in securities, at value (Cost $38,069,311)	$40,728,495
Dividends and interest receivable	103,981
Total assets	40,832,476

LIABILITIES
Management fees payable	27,158
Total liabilities	27,158

NET ASSETS	$40,805,318

Net Assets Consist of:
Paid-in capital	$100,017,516
Total distributable earnings (accumulated deficit)	(59,212,198)
Net assets	$40,805,318

Net Asset Value:
Net assets	$40,805,318
Shares outstanding ^	1,200,000
Net asset value, offering and redemption price per share	$34.00

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Statement of Operations
For the Year Ended August 31, 2023

INCOME
Dividends ^	$998,885
Interest	5,330
Total investment income	1,004,215

EXPENSES
Management fees	314,774
Tax expense	1,470
Total expenses	316,244
Net investment income (loss)	687,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(7,949,832)
In-kind redemptions	5,872,576
Change in unrealized appreciation (depreciation) on investments	4,751,498
Net realized and unrealized gain (loss) on investments	2,674,242
Net increase (decrease) in net assets resulting from operations	$3,362,213

^	Net of foreign withholding taxes	$2,645

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Statements of Changes in Net Assets

	Year Ended August 31, 2023	Year Ended August 31, 2022
OPERATIONS
Net investment income (loss)	$687,971	$592,251
Net realized gain (loss) on investments	(2,077,256)	44,063
Change in unrealized appreciation (depreciation) on investments	4,751,498	(6,505,855)
Net increase (decrease) in net assets resulting from operations	3,362,213	(5,869,541)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(621,945)	(650,879)
Total distributions to shareholders	(621,945)	(650,879)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	28,150,740	40,083,990
Payments for shares redeemed	(33,979,665)	(37,625,115)
Net increase (decrease) in net assets derived from capital share transactions (a)	(5,828,925)	2,458,875
Net increase (decrease) in net assets	$(3,088,657)	$(4,061,545)

NET ASSETS
Beginning of year	$43,893,975	$47,955,520
End of year	$40,805,318	$43,893,975

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	900,000	1,150,000
Shares redeemed	(1,100,000)	(1,100,000)
Net increase (decrease)	(200,000)	50,000

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Financial Highlights

For a capital share outstanding throughout the year

	Year Ended August 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$31.35	$35.52	$23.25	$28.70		$35.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.56	0.40	0.48	1.12		1.07
Net realized and unrealized gain (loss) on investments (5)	2.59	(4.13)	12.18	(4.84)		(7.18)
Total from investment operations	3.15	(3.73)	12.66	(3.72)		(6.11)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.50)	(0.44)	(0.39)	(1.73)		(0.82)
Total distributions to shareholders	(0.50)	(0.44)	(0.39)	(1.73)		(0.82)

Net asset value, end of year	$34.00	$31.35	$35.52	$23.25		$28.70

Total return	10.18%	-10.61%	54.67%	-12.95%		-17.24%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$40,805	$43,894	$47,956	$22,088		$269,810

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.80%	0.80%	0.80%	0.80%		0.80%
Expenses to average net assets (after management fees waived)	0.80%	0.80%	0.80%	0.27	%(2)	0.40	%(3)
Net investment income (loss) to average net assets	1.75%	1.19%	1.53%	3.14%		2.97%
Net investment income (loss) to average net assets (after management fees waived)	1.75%	1.19%	1.53%	3.67	%(2)	3.37	%(3)
Portfolio turnover rate (4)	126%	119%	148%	143%		97%

(1)	Calculated based on average shares outstanding during the period.
(2)

Effective January 1, 2020 through June 22, 2020, the Adviser contractually agreed to waive 21 basis points (0.21%) of its management fees for the Fund. The Adviser voluntarily waived an additional 33 basis points (0.33%) of its management fee during the period September 1, 2019 through June 22, 2020.

(3)

Effective January 1, 2019 the Adviser contractually agreed to waive 21 basis points (0.21%) of its management fees for the Fund until at least December 31, 2019. The Adviser voluntarily waived an additional 33 basis points (0.33%) of its management fee during the period from March 6, 2019 through August 31, 2019.

(4)	Excludes the impact of in-kind transactions.
(5)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Roundhill Acquirers Deep Value ETF

Notes to Financial Statements

August 31, 2023

NOTE 1 – ORGANIZATION

Roundhill Acquirers Deep Value ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek investment results that, before expenses and fees, track the Acquirers Deep Value Index (the “Index”). The Fund commenced operations on September 22, 2014.

The end of the reporting period for the Fund is August 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, closed-end funds and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

Investments in mutual funds, including money market funds are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$40,582,842	$—	$—	$40,582,842
Contingent Value Rights	—	—	171	171
Short-Term Investments	145,482	—	—	145,482
Total Investments in Securities	$40,728,324	$—	$171	$40,728,495

^	See Schedule of Investments for breakout of investments by sector classification.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of 8/31/2022	$—
Net Realized Gain (Loss)	—
Change in Net Unrealized Appreciation (Depreciation)	(45,896)
Purchases	46,067
Sales	—
Transfers into Level 3	—
Transfers Out of Level 3	—
Balance as of 8/31/2023	$171

Fair valuation inputs are presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period, in relation to net assets.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid by the Fund on a quarterly basis and distributions from net realized gains on securities are declared and paid by the Fund on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. During the current fiscal period, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(4,937,244)	$4,937,244

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Exchange Traded Concepts, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

Roundhill Financial Inc. (the “Sponsor”) has licensed the Index from the Index Provider and entered into a sub-licensing and expense reimbursement agreement with the Adviser, pursuant to which the Sponsor agrees to sub-license the use of the Index to the Adviser for the Fund. The Sponsor also provides marketing support for the Fund, including, but not limited to, distributing the Fund’s materials and providing the Fund with access to and the use of the Sponsor’s other marketing capabilities, including communications through print and electronic media discussing the Index. The Sponsor is a registered investment adviser that provides advisory services to ETFs, but does not act as an investment adviser or otherwise provide investment advice to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board and monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $49,587,434 and $50,612,727, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $28,041,687 and $32,271,454, respectively.

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments and net unrealized appreciation (depreciation) for federal income tax purposes at August 31, 2023 were as follows:

Tax cost of investments	$39,023,038
Gross tax unrealized appreciation	$5,121,111
Gross tax unrealized depreciation	(3,415,655)
Net tax unrealized appreciation (depreciation)	1,705,456
Undistributed ordinary income	174,885
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(61,092,539)
Distributable earnings (accumulated deficit)	$(59,212,198)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales and partnerships.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended August 31, 2023, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of August 31, 2023, the Fund had a short-term capital loss carryforward of $43,670,438 and a long-term capital loss carryforward of $17,422,101. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the years ended August 31, 2023 and August 31, 2022 were as follows:

	Year Ended August 31, 2023	Year Ended August 31, 2022
Ordinary Income	$621,945	$650,879

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of

Roundhill Acquirers Deep Value ETF

NOTES TO FINANCIAL STATEMENTS
August 31, 2023 (Continued)

shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with cash transactions. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Roundhill Acquirers Deep Value ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Roundhill Acquirers Deep Value ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roundhill Acquirers Deep Value ETF (the “Fund”), a series of ETF Series Solutions, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Roundhill Acquirers Deep Value ETF

Report of Independent Registered Public Accounting Firm
(Continued)

We have served as the auditor of one or more of Exchange Traded Concepts, LLC’s investment companies since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 27, 2023

Roundhill Acquirers Deep Value ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	56	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	56	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

Roundhill Acquirers Deep Value ETF

Trustees and Officers
(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	56	None

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021-2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Roundhill Acquirers Deep Value ETF

Trustees and Officers
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021-2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).
Kathryne E. Keough Born: 1995	Assistant Secretary	Indefinite term; since 2023

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2021); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2020–2021); Law Student (2018-2021).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.roundhillinvestments.com/etf/deep.

Roundhill Acquirers Deep Value ETF

Expense Example

For the Six-Months Ended August 31, 2023 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,011.80	$4.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.80%, multiplied by the average account value during the period, multiplied by 184/365 to reflect the one-half year period.

Roundhill Acquirers Deep Value ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Roundhill Acquirers Deep Value ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended August 31, 2023, certain dividends paid by the Fund may be subject to a maximum rate of 20.0%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended August 31, 2023 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.roundhillinvestments.com/etf/deep. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.roundhillinvestments.com/etf/deep daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.roundhillinvestments.com/etf/deep.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Roundhill Acquirers Deep Value ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.roundhillinvestments.com/etf/deep.

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Adviser

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

Index Provider

Acquirers Funds, LLC
609 Deep Valley Drive, Suite 200
Rolling Hills, California 90274

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis, & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Roundhill Acquirers Deep Value ETF

Symbol – DEEP
CUSIP – 26922A701

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Roundhill Acquirers Deep Value ETF

	FYE 8/31/2023	FYE 8/31/2022
(a) Audit Fees	$14,500	$14,000
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$ 3,500	$ 3,500
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Roundhill Acquirers Deep Value ETF

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Roundhill Acquirers Deep Value ETF

Non-Audit Related Fees	FYE 08/31/2023	FYE 08/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/20/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/20/23

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/20/23

*	Print the name and title of each signing officer under his or her signature.